Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 9 – INCOME TAXES

The Company had no income tax expense for the year ended December 31, 2019 and the nine-month period ended December 31, 2018. The following is a reconciliation of the statutory federal income tax rate to the Company’s effective tax rate:

	Year ended December 31, 2019	Nine-months ended December 31, 2018

Federal tax at statutory rate	21.0%	21.0%
State tax, net of federal benefit	7.0	7.0
Change in valuation allowance	(28.0)	(28.0)

Effective income tax rate	0.0%	0.0%

Deferred tax assets and liabilities consist of the following:

	December 31, 2019	December 31, 2018
Deferred tax assets:
Stock-based compensation	$1,039,000	$160,000
Operating lease liability	94,000	-
Derivative expenses	67,000	-
Net operating loss carryforwards	1,132,000	425,000
Gross deferred tax assets	2,332,000	585,000
Less: valuation allowance	(2,103,000)	(540,000)
Total deferred tax assets	229,000	45,000
Deferred tax liabilities:
Depreciation	90,000	45,000
Derivative gain	46,000	-
Operating lease right-of-use asset	93,000	-
Total deferred tax liabilities	229,000	45,000
Net deferred tax asset (liability)	$-	$-

The provisions of ASC Topic 740, Accounting for Income Taxes, require an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. For the year ended December 31, 2019 and the nine-month period ended December 31, 2018, based on all available objective evidence, including the existence of cumulative losses, the Company determined that it was more likely than not that the net deferred tax assets were not fully realizable. Accordingly, the Company established a full valuation allowance against its net deferred tax assets. The Company intends to maintain a full valuation allowance on net deferred tax assets until sufficient positive evidence exists to support reversal of the valuation allowance. During the year ended December 31, 2019 and the nine-month period ended December 31, 2018, the valuation allowance increased by $1.5 million and $0.5 million, respectively.

At December 31, 2019 and 2018, the Company had available Federal and state net operating loss carryforwards (“NOL”s) to reduce future taxable income. For Federal purposes the amounts available were approximately $4.3 million and $1.6 million, respectively. For state purposes approximately $3.1 million and $1.1 was available at December 31, 2019 and 2018, respectively. The Federal carryforwards expire on various dates through 2039 and the state carryforwards expire through 2036. Due to restrictions imposed by Internal Revenue Code Section 382 regarding substantial changes in ownership of companies with loss carryforwards, the utilization of the Company’s NOL may be limited as a result of changes in stock ownership. NOLs incurred subsequent to the latest change in control are not subject to the limitation.

The Company’s operations are based in California and it is subject to Federal and California state income tax. Tax years after 2015 are open to examination by United States and state tax authorities.

The Company adopted the provisions of ASC 740, which requires companies to determine whether it is “more likely than not” that a tax position will be sustained upon examination by the appropriate taxing authorities before any tax benefit can be recorded in the financial statements. ASC 740 also provides guidance on the recognition, measurement, classification and interest and penalties related to uncertain tax positions. As of December 31, 2019 and December 31, 2018, no liability for unrecognized tax benefits was required to be recorded or disclosed.